EXHIBIT 10.4

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 13th day of June, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), and Cole Taylor Bank, an Illinois corporation (“Cole Taylor”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Cole Taylor (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.             Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.             Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.             Cole Taylor hereby acknowledges the foregoing assignments.

Representations and Warranties

4.             Assignor warrants and represents to, and covenants with, Depositor, Assignee and Cole Taylor as of the date hereof that:

(a)              Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)              Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)             There are no offsets, counterclaims or other defenses available to Cole Taylor with respect to the Purchase Agreement;

(d)             Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)             Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)             No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.             Depositor warrants and represents to, and covenants with, Assignor, Assignee and Cole Taylor that as of the date hereof:

(a)             Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)             Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)             No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.             Assignee warrants and represents to, and covenants with, Assignor, Depositor and Cole Taylor that as of the date hereof:

(a)             Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)             Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.             Cole Taylor warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)             Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)             Cole Taylor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)             Cole Taylor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Cole Taylor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Cole Taylor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Cole Taylor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cole Taylor or its property is subject. The execution, delivery and performance by Cole Taylor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Cole Taylor. This Agreement has been duly executed and delivered by Cole Taylor and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Cole Taylor enforceable against Cole Taylor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)             No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Cole Taylor in connection with the execution, delivery or performance by Cole Taylor of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Cole Taylor Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, Cole Taylor hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Cole Taylor to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.             From and after the date hereof, subject to Section 10 below, Cole Taylor shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Cole Taylor had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.           (a)             Controlling Holder Rights. Cole Taylor agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights (and obligations under Section 7.03 in connection with the exercise of such rights) as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)             If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) (and obligations under Section 7.03 in connection with the exercise of such rights) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.          The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)            Definitions.

(i)             The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)             The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)             The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of Cole Taylor,

Cole Taylor Bank
2350 Green Road, Suite 100
Ann Arbor, MI 48105
Attention: Phil Miller
Tel: (734) 926-2450
Fax: (734) 926-2404

With a copy to
Cole Taylor Bank
9550 W. Higgins Road
Rosemont, IL 960018
Chicago, IL 60606
Attention: General Counsel
Fax: (847) 653-7890

(b)	In the case of Assignee,

Wilmington Trust, National Association
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
Attention: Dorri Costello

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

CitiMortgage, Inc.
4050 Regent Blvd.
Irving, TX 75063
Attention: CTS- Sequoia Mortgage Trust 2013-8

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with a copy to:

CitiMortgage, Inc.
The Office of General Counsel
1000 Technology Drive
O’ Fallon, MO 63368

(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

13.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Cole Taylor may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Cole Taylor, respectively, hereunder.

16.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.           This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.            The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Cole Taylor hereby consents to such exercise and enforcement.

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19.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.           Master Servicer. Cole Taylor hereby acknowledges that the Assignee has appointed CitiMortgage, Inc. to act as master servicer under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Cole Taylor hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Cole Taylor shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Citibank, N.A.
Bank City/State:	Glendale, CA
ABA Number:	321-171-184
Account Name:	CMI MSD Clearing
Account Number:	#070-4913896

21.           Cole Taylor acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Cole Taylor shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.           Rule 17g-5 Compliance. Cole Taylor hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at ratingagency@citi.com, with a subject reference of “SEMT 2013-8” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Cole Taylor in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Cole Taylor shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Cole Taylor, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Cole Taylor or (ii) such Rating Agency’s or NRSRO’s evaluation of Cole Taylor’s operations in general; provided, however, that Cole Taylor shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Wilmington Trust, National Association,
not in its individual capacity but solely as Trustee, Assignee

By:
Name:
Title:

COLE TAYLOR BANK

By:
Name:
Title:

Accepted and agreed to by:

CITIMORTGAGE, INC.

Master Servicer

By:

Name:

Title:

Signature Page – Assignment of Representations and Warranties – Cole Taylor Bank (SEMT 2013-8)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000383	0.0025			Cole Taylor Bank		10000011797	1	1	0
2	1000383	0.0025			Cole Taylor Bank		10000011712	1	1	0
3	1000383	0.0025			Cole Taylor Bank		10000011487	1	1	0
4	1000383	0.0025			Cole Taylor Bank		10000011431	1	1	0
5	1000383	0.0025			Cole Taylor Bank		10000011193	1	1	0
6	1000383	0.0025			Cole Taylor Bank		10000011048	1	1	0
7	1000383	0.0025			Cole Taylor Bank		10000010951	1	1	0
8	1000383	0.0025			Cole Taylor Bank		10000010877	1	1	0
9	1000383	0.0025			Cole Taylor Bank		10000010622	1	1	0
10	1000383	0.0025			Cole Taylor Bank		10000010544	1	1	0
11	1000383	0.0025			Cole Taylor Bank		10000010439	1	1	0
12	1000383	0.0025			Cole Taylor Bank		10000010372	1	1	0
13	1000383	0.0025			Cole Taylor Bank		10000010261	1	1	0
14	1000383	0.0025			Cole Taylor Bank		10000010260	1	1	0
15	1000383	0.0025			Cole Taylor Bank		10000010259	1	1	0
16	1000383	0.0025			Cole Taylor Bank		10000010062	1	1	0
17	1000383	0.0025			Cole Taylor Bank		10000009809	1	1	0
18	1000383	0.0025			Cole Taylor Bank		10000009522	1	1	0
19	1000383	0.0025			Cole Taylor Bank		10000009293	1	1	0
20	1000383	0.0025			Cole Taylor Bank		10000009217	1	1	0
21	1000383	0.0025			Cole Taylor Bank		10000008945	1	1	0
22	1000383	0.0025			Cole Taylor Bank		10000008934	1	1	0
23	1000383	0.0025			Cole Taylor Bank		10000008857	1	1	0
24	1000383	0.0025			Cole Taylor Bank		10000008698	1	1	0
25	1000383	0.0025			Cole Taylor Bank		10000008671	1	1	0
26	1000383	0.0025			Cole Taylor Bank		10000008552	1	1	0
27	1000383	0.0025			Cole Taylor Bank		10000008313	1	1	0
28	1000383	0.0025			Cole Taylor Bank		10000008186	1	1	0
29	1000383	0.0025			Cole Taylor Bank		10000008012	1	1	0
30	1000383	0.0025			Cole Taylor Bank		10000007998	1	1	0
31	1000383	0.0025			Cole Taylor Bank		10000007925	1	1	0
32	1000383	0.0025			Cole Taylor Bank		1650010756	1	1	0
33	1000383	0.0025			Cole Taylor Bank		1650010755	1	1	0
34	1000383	0.0025			Cole Taylor Bank		1650010572	1	1	0
35	1000383	0.0025			Cole Taylor Bank		1650009505	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						5	0	0
2	7						2	4	0
3	6						2	0	0
4	3						5	0	0
5	7						2	4	0
6	9						2	0	0
7	7						2	4	0
8	9						1	0	0
9	7						5	4	0
10	6						2	4	0
11	9						2	0	0
12	3						2	4	0
13	7						2	0	0
14	7						2	0	0
15	7						2	0	0
16	7						2	4	0
17	9						2	0	0
18	9						2	4	0
19	7						1	4	0
20	9						1	0	0
21	9						5	4	0
22	9						5	4	0
23	9						2	0	0
24	9						2	0	0
25	9						1	4	0
26	7						2	1	0
27	9						2	0	0
28	9						2	0	0
29	9						2	0	0
30	7						5	4	0
31	9						2	0	0
32	9						2	0	0
33	9						2	0	0
34	9						2	0	0
35	9						2	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0		4/16/2013	690000	0.0425	360	360	6/1/2013
2			0		4/5/2013	600000	0.04125	360	360	6/1/2013
3			0		4/8/2013	688000	0.0425	360	360	6/1/2013
4			0		4/1/2013	845000	0.0425	360	360	5/1/2013
5			0		4/2/2013	620000	0.04	360	360	5/1/2013
6			0		3/29/2013	1070000	0.0375	360	360	5/1/2013
7			0		4/8/2013	637500	0.04125	360	360	6/1/2013
8			0		4/11/2013	532000	0.04	360	360	6/1/2013
9			0		3/26/2013	971250	0.03875	360	360	5/1/2013
10			0		3/29/2013	728000	0.03875	360	360	5/1/2013
11			0		3/22/2013	975000	0.04125	360	360	5/1/2013
12			0		4/4/2013	1110000	0.04	360	360	6/1/2013
13			0		4/15/2013	600000	0.0375	360	360	6/1/2013
14			0		4/1/2013	900000	0.0375	360	360	6/1/2013
15			0		3/19/2013	1200000	0.0375	360	360	5/1/2013
16			0		3/29/2013	1121250	0.03875	360	360	6/1/2013
17			0		3/22/2013	615000	0.0425	360	360	5/1/2013
18			0		4/5/2013	765000	0.0375	360	360	6/1/2013
19			0		4/5/2013	706500	0.04	360	360	5/1/2013
20			0		4/3/2013	1228100	0.04	360	360	6/1/2013
21			0		4/3/2013	730000	0.04	360	360	6/1/2013
22			0		3/28/2013	770000	0.03875	360	360	6/1/2013
23			0		3/6/2013	703000	0.03875	360	360	5/1/2013
24			0		4/3/2013	715000	0.04	360	360	6/1/2013
25			0		3/27/2013	806000	0.03875	360	360	5/1/2013
26			0		3/29/2013	800000	0.0375	360	360	5/1/2013
27			0		3/19/2013	985000	0.03875	360	360	5/1/2013
28			0		3/26/2013	720000	0.03875	360	360	5/1/2013
29			0		2/26/2013	823000	0.03875	360	360	4/1/2013
30			0		3/15/2013	787500	0.03875	360	360	5/1/2013
31			121158		3/25/2013	750000	0.0375	360	360	5/1/2013
32			0		3/21/2013	903000	0.04	360	360	5/1/2013
33			81000		3/28/2013	705000	0.0375	360	360	5/1/2013
34			0		4/2/2013	750000	0.04	360	360	6/1/2013
35			0		3/8/2013	733000	0.03875	360	360	5/1/2013

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		689049.4	0.0425	3394.39	6/1/2013	0	0
2	1	0	0		599154.6	0.04125	2907.9	6/1/2013	0	0
3	1	0	0		687052.1	0.0425	3384.55	6/1/2013	0	0
4	1	0	0		842667.5	0.0425	4156.89	6/1/2013	0	0
5	1	0	0		618210.4	0.04	2959.97	6/1/2013	0	0
6	1	0	0		1066772	0.0375	4955.34	6/1/2013	0	0
7	1	0	0		636601.8	0.04125	3089.64	6/1/2013	0	0
8	1	0	0		531233.5	0.04	2539.85	6/1/2013	0	0
9	1	0	0		968383.7	0.03875	4567.18	6/1/2013	0	0
10	1	0	0		725851.5	0.03875	3423.33	6/1/2013	0	0
11	1	0	0		972247.7	0.04125	4725.33	6/1/2013	0	0
12	1	0	0		1108401	0.04	5299.31	6/1/2013	0	0
13	1	0	0		599096.3	0.0375	2778.69	6/1/2013	0	0
14	1	0	0		898644.5	0.0375	4168.04	6/1/2013	0	0
15	1	0	0		1196380	0.0375	5557.39	6/1/2013	0	0
16	1	0	0		1119598	0.03875	5272.53	6/1/2013	0	0
17	1	0	0		608284.7	0.0425	3025.43	6/1/2013	0	0
18	1	0	0		763847.8	0.0375	3542.83	6/1/2013	0	0
19	1	0	0		704460.7	0.04	3372.94	6/1/2013	0	0
20	1	0	0		1226331	0.04	5863.14	6/1/2013	0	0
21	1	0	0		728948.2	0.04	3485.13	6/1/2013	0	0
22	1	0	0		768865.6	0.03875	3620.83	6/1/2013	0	0
23	1	0	0		700231.1	0.03875	3305.77	6/1/2013	0	0
24	1	0	0		712969.8	0.04	3413.52	6/1/2013	0	0
25	1	0	0		803621.4	0.03875	3790.11	6/1/2013	0	0
26	1	0	0		797586.4	0.0375	3704.92	6/1/2013	0	0
27	1	0	0		982093.1	0.03875	4631.84	6/1/2013	0	0
28	1	0	0		717875.2	0.03875	3385.71	6/1/2013	0	0
29	1	0	0		819220.5	0.03875	3870.05	6/1/2013	0	0
30	1	0	0		785176	0.03875	3703.12	6/1/2013	0	0
31	1	0	0		747737.2	0.0375	3473.37	6/1/2013	0	0
32	1	0	0		900393.5	0.04	4311.06	6/1/2013	0	0
33	1	0	0		702873	0.0375	3264.96	6/1/2013	0	0
34	1	0	0		748919.4	0.04	3580.61	6/1/2013	0	0
35	1	0	0		730836.8	0.03875	3446.84	6/1/2013	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		263
2								0		412
3								0		588
4								0		249
5								0		265
6								0		76
7								0		250
8								0		46
9								0		203
10								0		105
11								0		594
12								0		58
13								0		284
14								0		208
15								0		385
16								0		129
17								0		279
18								0		243
19								0		139
20								0		59
21								0		38
22								0		104
23								0		463
24								0		96
25								0		142
26								0		7
27								0		75
28								0		507
29								0		312
30								0		237
31								0		101
32								0		391
33								0		582
34								0		450
35								0		441

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		18	14	8	1
2	1		0		1		0	1
3	1		0		0.5	5	0	1
4	1		0		5.5		5.75	1
5	2		0		4.5		0	1
6	1		1		10		4	1
7	2		0		8		0	1
8	1		0		4	2	5.75	1
9	2		0		7		0	1
10	2		0		0.75	5	0	1
11	1		0		8	2.25	0.75	1
12	1		0		1.75		14	1
13	2		0		7		0	1
14	1		0		7		0	1
15	4		1		11		0	1
16	1		0		3		0	1
17	1		1		12		7	1
18	2		0		15		12	1
19	1		0		5	2	0	1
20	1		1		4		4	1
21	2		1		9.5		1.5	1
22	1		0		1	1.5	4	1
23	1		0		2.5		2.5	1
24	2		0		13	5	1.25	1
25	2		1		3		1.5	1
26	1		0		8.25		0	1
27	1		0		10		3	1
28	3		0		0	10	14	1
29	1		0		5		2	1
30	2		0		11		0	1
31	3		0		1.75	7	0.5	1
32	2		0		10		2	1
33	1		1		2	6	5	1
34	1		0		8		0.5	1
35	1		0		7.5		1.25	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						796
2						817
3						766
4						794
5						807
6						733
7						793
8						779
9						787
10						784
11						770
12						808
13						797
14						761
15						799
16						776
17						776
18						793
19						753
20						791
21						780
22						795
23						806
24						762
25						729
26						786
27						773
28						760
29						774
30						786
31						739
32						750
33						772
34						795
35						773

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	0	20208.33	0	0	20208.33	20208.33	1	5		3
2	9806.67		0		9806.67	9806.67	1	5		3
3	11250	4909.67	2065.89	0	16159.67	18225.56	1	5		3
4	21170		0		21170	21170	1	5		3
5	14446.08		7043.98		14446.08	21490.06	1	5		3
6	17265		0		17265	17265	1	5		3
7	15833.33		3064.68		15833.33	18898.01	1	5		3
8	6705.66	6332.54	0	0	13038.2	13038.2	1	5		3
9	129384.3		0		129384.3	129384.3	1	5		3
10	20833.34	9507.67	0	0	30341.01	30341.01	1	5		3
11	11321.76	9800	0	0	21121.76	21121.76	1	5		3
12	23883.77		0		23883.77	23883.77	1	5		3
13	18136.09		0		18136.09	18136.09	1	5		3
14	19583.33		0		19583.33	19583.33	1	5		3
15	268902.4	0	0	0	268902.4	268902.4	1	5		3
16	15000		3750		15000	18750	1	5		3
17	23200.41	0	0	0	23200.41	23200.41	1	5		3
18	8031.88	705	5174	1105.21	8736.88	15016.09	1	5		3
19	13333.32	4512.67	2214.18	0	17845.99	20060.17	1	5		3
20	28946.15	0	0	0	28946.15	28946.15	1	5		3
21	18767.21	0	0	0	18767.21	18767.21	1	5		3
22	15160.26	0	0	0	15160.26	15160.26	1	5		3
23	10416.67		18745.95		10416.67	29162.62	1	5		3
24	9793.6	12173.46	0	0	21967.06	21967.06	1	5		3
25	8965.17	0	0	0	8965.17	8965.17	1	5		3
26	21666.67		0		21666.67	21666.67	1	5		3
27	22500.01	0	0	0	22500.01	22500.01	1	5		3
28	9421.64	2734.38	0	0	12156.02	12156.02	1	5		3
29	15916.66		0		15916.66	15916.66	1	5		3
30	22916.66	0	0	0	22916.66	22916.66	1	5		3
31	11166.68	11053.82	0	0	22220.5	22220.5	1	5		3
32	29201.36		0		29201.36	29201.36	1	5		3
33	10874	12497.5	0	0	23371.5	23371.5	1	4		3
34	2081.16	1359	0	0	3440.16	3440.16	1	5		3
35	8791.66		3623.29		8791.66	12414.95	1	5		3

	111	112	113	114	115	116	117	118	119	120
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		351464.9	5804.54	0.287235				DEERFIELD
2		4		240474	3406.99	0.347416			100	SEATTLE
3		4		77513.48	5764.27	0.316274			75.0126	AGOURA HILLS
4		4		416626	6867.04	0.324376				NORFOLK
5		4		554967	6028.59	0.280529			100	MONTEREY
6		4		89708.66	7552.56	0.437449				BROOKLYN
7		4		80555.71	7629.79	0.403735			100	GLENVIEW
8		4		72751.2	4379.41	0.335891				LAKE OSWEGO
9		4		1274176	8042.53	0.06216			100	ATLANTA
10		4		587598.1	5177.6	0.170647			100	WASHINGTON
11		4		63389.56	6508.33	0.308134				CUPERTINO
12		4		246486.2	7380.16	0.309003				GREENWICH
13		4		264353.2	6159.6	0.339632			100	BONITA SPRINGS
14		4		594381.9	6465.98	0.330178			100	ATLANTA
15		4		8886221	30528.49	0.11353			100	HILLSBOROUGH
16		4		111122	7483.59	0.399125			95.6262	SEATTLE
17		4		150863	4768.15	0.20552				ROCHESTER HILLS
18		4		261634.3	6682.42	0.445017				ORO VALLEY
19		4		190629.5	7926.52	0.395137			100	CHICGO
20		4		80928.75	8932.58	0.308593				HIGLAND PARK
21		4		110394.2	6919.32	0.368692				WINCHESTER
22		4		215863.3	4934.41	0.325483				NEEDHAM
23		4		520325.8	7052.13	0.241821				ATHERTON
24		4		168077.8	6211.6	0.282769				FREMONT
25		4		104756.6	1968.08	0.219525				Haverford
26		4		135041.9	5476.75	0.252773			100	MILTON
27		4		67626.85	8038.87	0.357283				MENLO PARK
28		4		121458.6	5284.55	0.434727				ORINDA
29		4		266193.7	5724.44	0.359651				BERKELEY
30		4		118162.7	8124.53	0.354525			100	SUPERIOR TWP
31		4		363069.8	8997.17	0.404904				CAMPBELL
32		4		242492.5	11872.95	0.406589				HOUSTON
33		4		59237.51	4608.72	0.197194				SARATOGA
34		4		127260.6	1263.49	0.367277				ENCINO
35		4		110527.8	4945.21	0.398327				MARIETTA

	121	122	123	124	125	126	127	128	129	130
	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	IL	60015	1	1		875000	3	1/3/2013
2	WA	98133	1	1	750000	755000	3	3/14/2013
3	CA	91301	1	1	860000	860000	3	2/22/2013
4	MA	02056	1	1		1300000	3	2/15/2013
5	CA	93940	1	1	775000	790000	3	3/14/2013
6	NY	11209	1	1		1850000	3	2/24/2013
7	IL	60025	1	1	850000	850000	3	3/25/2013
8	OR	97034	1	1		1083000	3	3/21/2013
9	GA	30305	1	1	1295000	1297000	3	3/1/2013
10	DC	20015	1	1	910000	920000	3	3/5/2013
11	CA	95014	1	1		1350000	3	3/8/2013
12	CT	06830	1	1		1900000	3	3/7/2013
13	FL	34134	4	1	1100000	830000	3	3/1/2013
14	GA	30309	1	1	1717155	1700000	3	2/19/2013
15	CA	94010	1	1	3235000	3235000	3	2/25/2013
16	WA	98199	1	1	1495000	1495000	3	3/12/2013
17	MI	48306	1	1		875000	3	2/14/2013
18	AZ	85755	7	1		975000	3	3/6/2013
19	IL	60614	12	1	942000	950000	3	2/15/2013
20	TX	75205	1	1		1800000	3	1/24/2013
21	MA	01890	1	1		1000000	3	2/11/2013
22	MA	02492	1	1		1150000	3	1/16/2013
23	CA	94027	1	1		3550000	3	2/5/2013
24	CA	94539	1	1		1200000	3	2/3/2013
25	PA	19041	1	1		1200000	3	2/8/2013
26	MA	02186	1	1	1200000	1300000	3	2/12/2013
27	CA	94025	1	1		1570000	3	1/29/2013
28	CA	94563	1	1		1375000	3	2/21/2013
29	CA	94705	1	1		1300000	3	1/25/2013
30	MI	48198	7	1	1050000	1050000	3	1/21/2013
31	CA	95008	1	1		1300000	3	1/18/2013
32	TX	77024	7	1		1305000	3	2/2/2013
33	CA	95070	1	1		1900000	3	1/30/2013
34	CA	91436	1	1		1253000	3	1/21/2013
35	GA	30067	1	1		1300000	3	11/13/2012

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.7885	0.7885	0	0	0
2						0.8	0.8	0	0	0
3						0.8	0.8	0	0	0
4						0.65	0.65	0	0	0
5						0.8	0.8	0	0	0
6						0.5783	0.5783	0	0	0
7						0.75	0.75	0	0	0
8						0.4912	0.4912	0	0	0
9						0.75	0.75	0	0	0
10						0.8	0.8	0	0	0
11						0.7222	0.7222	0	0	0
12						0.5842	0.5842	0	0	0
13						0.7228	0.7228	0	0	0
14						0.5294	0.5294	0	0	0
15						0.3709	0.3709	0	0	0
16						0.75	0.75	0	0	0
17						0.7028	0.7028	0	0	0
18						0.7846	0.7846	0	0	0
19						0.75	0.75	0	0	0
20						0.6822	0.6822	0	0	0
21						0.73	0.73	0	0	0
22						0.6695	0.6695	0	0	0
23						0.198	0.198	0	0	0
24						0.5958	0.5958	0	0	0
25						0.6716	0.6716	0	0	0
26						0.6666	0.6666	0	0	0
27						0.6273	0.6273	0	0	0
28						0.5236	0.5236	0	0	0
29						0.633	0.633	0	0	0
30						0.75	0.75	0	0	0
31						0.6701	0.5769	0	0	0
32						0.6919	0.6919	0	0	0
33						0.4136	0.371	0	0	0
34						0.5985	0.5985	0	0	0
35						0.5638	0.5638	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

	151	152	153	154	155	156	157	158	159	160	161
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1										18	19
2										10
3										2.5	5
4										12
5										11
6										10
7										8
8										23	20
9										7
10										5	5
11										9	6
12										38
13										15
14										18
15										11
16										3
17										12
18										50
19										5	2
20										16
21										15
22										17	7
23										17
24										13	13
25										8
26										8.25
27										10
28										0	10
29										17
30										16
31										10	10
32										25
33										20	21
34										37
35										8

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	5/1/2043	0	0	0	20208.33	0	0	Full	Two Years	Two Months
2	0	5/1/2043	9806.67	0	0	0	0	0	Full	Two Years	Two Months
3	0	5/1/2043	11250	0	2065.89	4909.67	0	0	Full	Two Years	Two Months
4	0	4/1/2043	21170	0	0	0	0	0	Full	Two Years	Two Months
5	0	4/1/2043	14446.08	7043.98	0	0	0	0	Full	Two Years	Two Months
6	0	4/1/2043	17265	0	0	0	0	0	Full	Two Years	Two Months
7	0	5/1/2043	15833.33	3064.68	0	0	0	0	Full	Two Years	Two Months
8	0	5/1/2043	6705.66	0	0	6332.54	0	0	Full	Two Years	Two Months
9	0	4/1/2043	129384.29	0	0	0	0	0	Full	Two Years	Two Months
10	0	4/1/2043	20833.34	0	0	9507.67	0	0	Full	Two Years	Two Months
11	0	4/1/2043	11321.76	0	0	9800	0	0	Full	Two Years	Two Months
12	0	5/1/2043	23883.77	0	0	0	0	0	Full	Two Years	Two Months
13	0	5/1/2043	18136.09	0	0	0	0	0	Full	Two Years	Two Months
14	0	5/1/2043	19583.33	0	0	0	0	0	Full	Two Years	Two Months
15	0	4/1/2043	268902.37	0	0	0	0	0	Full	Two Years	Two Months
16	0	5/1/2043	15000	0	3750	0	0	0	Full	Two Years	Two Months
17	0	4/1/2043	23200.41	0	0	0	0	0	Full	Two Years	Two Months
18	0	5/1/2043	8031.88	0	0	705	0	0	Full	Two Years	Two Months
19	0	4/1/2043	13333.32	2214.18	0	4512.67	0	0	Full	Two Years	Two Months
20	0	5/1/2043	28946.15	0	0	0	0	0	Full	Two Years	Two Months
21	0	5/1/2043	18767.21	0	0	0	0	0	Full	Two Years	Two Months
22	0	5/1/2043	15160.26	0	0	0	0	0	Full	Two Years	Two Months
23	0	4/1/2043	10416.67	0	18745.95	0	0	0	Full	Two Years	Two Months
24	0	5/1/2043	9793.6	0	0	12173.46	0	0	Full	Two Years	Two Months
25	0	4/1/2043	8965.17	0	0	0	0	0	Full	Two Years	Two Months
26	0	4/1/2043	21666.67	0	0	0	0	0	Full	Two Years	Two Months
27	0	4/1/2043	22500.01	0	0	0	0	0	Full	Two Years	Two Months
28	0	4/1/2043	9421.64	0	0	2734.38	0	0	Full	Two Years	Two Months
29	0	3/1/2043	15916.66	0	0	0	0	0	Full	Two Years	Two Months
30	0	4/1/2043	22916.66	0	0	0	0	0	Full	Two Years	Two Months
31	121158	4/1/2043	11166.68	0	0	11053.82	0	0	Full	Two Years	Two Months
32	0	4/1/2043	29201.36	0	0	0	0	0	Full	Two Years	Two Months
33	17275	4/1/2043	10874	0	0	12497.5	0	0	Full	Two Years	Two Months
34	0	5/1/2043	2081.16	0	0	1359	0	0	Full	Two Years	Two Months
35	0	4/1/2043	8791.66	3623.29	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.10